Exhibit 99.3

ZAIS FINANCIAL CORP.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 1 1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

The Board of Directors recommends you vote FOR proposals 1 and 2.

	For	Against	Abstain
1 Approval of the issuance of shares of ZAIS Financial Corp. common stock, par value $0.0001 per share, to the stockholders of Sutherland Asset Management Corporation ("Sutherland") pursuant to the Agreement and Plan of Merger, dated as of April 6, 2016, as amended, by and among ZAIS Financial Corp., ZAIS Financial Partners, L.P., ZAIS Merger Sub, LLC, Sutherland, and Sutherland Partners, L.P.	☐	☐	☐
2 Approval of the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the proposal to approve the issuance of ZAIS Financial Corp. common stock to Sutherland stockholders pursuant to the merger agreement.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please indicate if you plan to attend this meeting — Yes ☐ No ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

0000299013_1 R1.0.1.25

Signature [PLEASE SIGN WITHIN BOX] | Date

JOB #

Signature (Joint Owners) | Date

SHARES
CUSIP #
SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com

ZAIS FINANCIAL CORP.
Special Meeting of Stockholders - September 27, 2016
Oyster Point Hotel
146 Bodman Place
Red Bank, New Jersey 07701

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Donna Blank and Nisha Motani, or either of them, as proxies and attorneys-in-fact and hereby authorizes Ms. Blank and/or Ms. Motani to attend the Special Meeting of Stockholders (the "Meeting") of ZAIS Financial Corp. (the "Company") to be held at 10:00 a.m. on September 27, 2016 at the Oyster Point Hotel, 146 Bodman Place, Red Bank, New Jersey 07701, and any postponement or adjournment thereof, to cast on its behalf all votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. By signing this proxy, the undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and of the accompanying Joint Proxy Statement/Prospectus, the terms of which are incorporated by reference herein, and revokes any proxy heretofore given with respect to the Meeting.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" ITEM 1, "FOR" ITEM 2 AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side